                                                Semi-Annual
                                                   Report

[GRAPHIC]


                                                June 30, 2000

================================================================================
                             Pilgrim Mutual Funds
================================================================================

                             PILGRIM
                             CORPORATE LEADERS
                             TRUST FUND

                             --------------------------------------------------
                             Investment Objective: Long-term Growth of Capital and Income

Chairman's Message
-------------------------------------------------------------------------------

Dear Shareholders:

  Welcome to the Pilgrim Mutual Funds family. We are pleased to present the Semi-Annual Report for Pilgrim Corporate Leaders Trust Fund (formerly Lexington Corporate Leaders Trust Fund).

  On July 26, 2000, ReliaStar Financial Corp. ("ReliaStar") acquired Lexington Global Asset Managers, Inc. and all of its subsidiaries. In conjunction with the acquisition, Pilgrim Investments, Inc., a subsidiary of ReliaStar, was appointed to the role of Sponsor to the Trust. As a participation holder in the Pilgrim family of funds, you now have access to more funds with varying investment objectives. As a Lexington Fund participation holder as of July 26th, you can now exchange into any Pilgrim Fund A shares without paying a sales load.

  Our fund family has 41 varying types of mutual funds which provide more core investment choices for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experienceSM.

  If you have any questions regarding your account, or any other Pilgrim Fund you can access, please call us at 800-992-0180 or visit our website at www.pilgrimfunds.com.

Sincerely,

                            /s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
August, 2000

-------------------------------------------------------------------------------


Dear Participation Holders:

  The Pilgrim Corporate Leaders Trust Fund (formerly Lexington Corporate Leaders Trust Fund) generated a total return of (9.71)%* for the six months ended June 30, 2000. This compares to a total return of (1.65)% for the large-cap value universe monitored by Lipper, Inc. and to a total return of (4.07)% for the unmanaged Standard & Poor's Barra Value Index.

Portfolio Review

  During the first half of 2000, rising interest rates and signs of an economic slowdown led to an increase in market volatility. Although these factors have affected different sectors of the market to varying degrees, value stocks have once again underperformed both growth stocks and the general market. Against this generally negative backdrop, several of the fund's holdings suffered from company-specific bad news.

  Procter & Gamble's shares were hit particularly hard in the face of disappointing earnings and major changes in its top management. In an effort to become more competitive, P&G began a series of efforts to reorganize its business and management in order to get new products to market more quickly; however, the company now concedes that it moved too far too fast, damaging its core businesses in the process. So, although this company remains one of the best and biggest consumer products companies in the world, its turnaround will take longer than expected. In the telecommunications sector, two of the portfolios holdings turned in poor returns in the first half. AT&T has been hurt by declining market share in its traditional businesses and its new businesses have not yet grown enough to offset these declines. Nevertheless, this telecommunications giant should produce better returns in the years ahead as its newer businesses (including recent acquisitions in cable services) begin to grow. Lucent Technologies (which was formed from the systems and technologies businesses of AT&T) has turned in poor returns this year, reflecting revenues and earnings disappointments. However, this company, which is destined to be a continuing major presence in the technology field, has recently begun to record better revenue figures and we expect its returns to improve. Honeywell's shares have also performed poorly to date this year. However, this company, formed from the December 1999 merger of Allied-Signal and Honeywell, has reported good operating results this year and is expected to continue to show good results over the near and medium terms.

  On the positive side, several of the fund's holdings performed very well during the first half. Venator, the world's largest athletic retailer and the owner of such brands as Foot Locker, has been experiencing strong growth in sales and market share. Not only is this sales growth expected to continue, the company has been emphasizing higher margin products, which should contribute to further earnings growth. Union Pacific, the largest railroad in the U.S., has been experiencing strong traffic volume growth this year and is expected to continue to experience strong growth. At the same time, it is emphasizing increased efficiency and service improvements, which should contribute to continued positive returns over the near and medium terms. Although still in the midst of streamlining operations, Citigroup, formed by the merger of Citicorp and Travelers, has been recording exceptional operating results in 2000. Given its presence in growing markets and the expected efficiencies resulting from further cost controls, this large financial services conglomerate should continue to deliver superior operating results over the next few years.

Market Outlook

  As we look forward, the signs of an economic slowdown appear to be broadening. Growth over most sectors is expected to slow. Nevertheless, the U.S. economy remains strong, which bodes well for the global economy. Earnings growth should continue, but at lower rates, which in turn could lower expected returns from stocks in the near term.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

On the positive side, an end to anticipated rate increases by the Federal Reserve should provide support to the equity markets. Returns from stocks in the U.S. are expected to remain positive; however they should be well below the 20% annual gains over the past five years.

  Strong worldwide growth improves the earnings outlook for many of the companies in our portfolio. Furthermore, we expect continued benefit from some of the recently merged companies in the portfolio as well as from some of the core corporate leaders such as General Electric. In an environment of more modest stock returns, we expect the yields from the financially strong utilities in the portfolio to provide some support to overall returns.

  Over the long term, we are quite confident about the prospects for the Pilgrim Corporate Leaders Trust Fund. As investors adjust to more rational return expectations in the equity markets, we expect the overlooked value stocks, such as those contained in the Fund, to provide better returns over the long term. Since its creation in 1935, the Fund's consistent "buy and hold" discipline in American "blue chip" companies has allowed investors to benefit from the dynamic growth potential historically offered by such equity investments. At the same time, style drift, portfolio turnover, and expenses of the Fund are all kept to a minimum.

  As you are aware, Lexington Global Asset Managers, Inc., the parent company of Lexington Management Corporation was acquired by ReliaStar Financial Corp. (NYSE:RLR) the parent company of Pilgrim Investments, Inc., an investment management and mutual fund company with $17 billion of assets under management.

  On May 1, ReliaStar announced that it agreed to be acquired by ING Groep N.V. ("ING Group") in a transaction that, subject to certain approvals, is expected to close in the third quarter of this year. ING Group is a global financial institution that is active in the field of insurance, banking, and asset management in more than 60 countries.

  We wish to thank you for your continued support.

Sincerely,

/s/ RICHARD M. HISEY
RICHARD M. HISEY
Portfolio Manager
August, 2000

* (8.90)%, 14.72% and 13.29% are the one, five and ten annual standard total returns, respectively, for the period ended June 30, 2000. Investment return and principal value of an investment will fluctuate so that an investor's participations, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


              If you had invested $10,000 59 1/2 years ago . . .

               ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
       With Income Dividends and Capital Gains Distributions Reinvested

The table on the following page covers the period from March 16, 1941 to June 30, 2000. This period was one of generally rising common stock prices. The results shown should not be considered as a representation of the dividends and other distributions which may be realized from an investment made in the Trust today. A program of the type illustrated does not assure a profit or protect against depreciation in declining markets.

Long-term investments in industry, such as Pilgrim Corporate Leaders Trust Fund, tend to move with the basic inflationary trend and offer your dollars an opportunity to grow.

-------------------------------------------------------------------------------

PILGRIM CORPORATE LEADERS TRUST FUND
-------------------------------------------------------------------------------

Cumulative cost figure represents the initial investment of $10,000 plus the cumulative amount of dividends reinvested. Dividends and other distributions were assumed to have been reinvested in additional participations at the reinvestment price. The value of participations "Initially Acquired" includes the value of additional participations created as a result of the reinvestment of that portion of the semi-annual distributions representing "A Return of Capital" (the proceeds from securities sold representing the cost of securities sold, and other principal transactions). No adjustment has been made for any income taxes payable by Holders on dividends or other distributions reinvested in additional participations.

The dollar amounts of distributions from realized gains (determined at the Trust level) reinvested in additional participations were: 1941--None; 1942-- None; 1943--None; 1944--$3; 1945--$450; 1946--None; 1947--$44; 1948--$338;
1949--None; 1950--$283; 1951--$796; 1952--$185; 1953--$10; 1954--$812; 1955--
$474; 1956--$4,347; 1957--$48; 1958--$17; 1959--$3,032; 1960--$2,371; 1961--
$2,118; 1962--$2,749; 1963--$735; 1964--$3,138; 1965--$9,035; 1966--$1,077;
1967--$48; 1968--$4,121; 1969--$102; 1970--$644; 1971--$1,862; 1972--$2,300;
1973--None; 1974--None; 1975--None; 1976--$5,071; 1977--$4,161; 1978--None;
1979--None; 1980--$5,182; 1981--$31,473; 1982--None; 1983--$18,602; 1984--
$8,258; 1985--$39,496; 1986--$64,138; 1987--$69,182; 1988--$49,350; 1989--
$99,410; 1990--$148,727; 1991--$39,773; 1992--$52,819; 1993--$46,262; 1994--
$160,296; 1995--$7,696; 1996--$62,612; 1997--$664,104; 1998--$83,389; 1999--
$51,130; June 30, 2000--$13,178; Total--$1,765,448.
-------------------------------------------------------------------------------

                                                                         VALUE OF PARTICIPATIONS
                              Cumulative
                               Cost of
                 Amount of  Participations Cumulative           Purchased Through             Purchased
                 Dividends    Purchased       Cost               Reinvestment of               Through               Number
      Year       Reinvested    Through     Including            Distributions from           Reinvestment    Net       of
      Ended        Semi-     Reinvestment  Reinvested Initially   Realized Gains             of Dividends   Asset   Partici-
     Dec. 31      Annually   of Dividends  Dividends  Acquired     (Cumulative)    Sub-Total (Cumulative)   Value   pations
----------------------------------------------------------------------------------------------------------------------------
  1941*              --           --       $  10,000  $   8,799         --         $   8,799      --      $   8,799     566
  1942               --           --          10,000      9,613         --             9,613      --          9,613     584
  1943             $  190     $     190       10,190     10,809         --            10,809  $     188      10,997     601
  1944                192           382       10,382     11,983     $       3         11,986        402      12,388     620
  1945                215           597       10,597     14,709           464         15,173        682      15,855     693
  1946                187           784       10,784     13,961           430         14,391        816      15,207     716
  1947                370         1,154       11,154     14,639           447         15,086      1,141      16,227     824
  1948                513         1,668       11,668     14,840           718         15,558      1,480      17,038     989
  1949                509         2,177       12,177     17,113           701         17,814      1,968      19,782   1,176
  1950                804         2,980       12,980     19,871           994         20,865      2,779      23,644   1,392
  1951              1,012         3,992       13,992     21,659         1,756         23,415      3,674      27,089   1,652
  1952              1,054         5,046       15,046     24,356         2,016         26,372      4,901      31,273   1,845
  1953              1,217         6,263       16,263     24,849         2,030         26,879      6,149      33,028   1,945
  1954              1,378         7,641       17,641     33,779         3,476         37,255      9,475      46,730   2,117
  1955              1,599         9,240       19,240     39,164         4,398         43,562     12,349      55,911   2,243
  1956              1,790        11,030       21,030     38,511         7,051         45,562     10,475      56,037   3,123
  1957              1,910        12,940       22,940     36,268         6,574         42,842     11,496      54,338   3,269
  1958              2,134        15,075       25,075     48,925         8,778         57,703     17,710      75,413   3,406
  1959              2,184        17,258       27,258     55,426        11,821         67,247     19,992      87,239   3,906
  1960              2,416        19,674       29,674     55,782        12,653         68,435     19,772      88,207   4,562
  1961              2,697        22,371       32,371     67,126        16,993         84,119     25,757     109,876   4,881
  1962              2,926        25,296       35,296     62,396        17,033         79,429     24,446     103,875   5,541
  1963              3,243        28,540       38,540     71,467        19,863         91,330     30,711     122,041   5,803
  1964              3,553        32,093       42,093     83,001        24,049        107,050     35,865     142,915   6,452
  1965              3,855        35,948       45,948     92,523        30,246        122,769     35,623     158,392   8,066
  1966              4,571        40,519       50,519     74,713        24,491         99,204     31,774     130,978   8,606
  1967              5,060        45,579       55,579     83,121        27,090        110,211     40,165     150,376   8,948
  1968              5,573        51,153       61,153     89,160        32,157        121,317     46,879     168,196   9,710
  1969              5,915        57,068       67,068     75,017        26,979        101,996     44,536     146,532  10,115
  1970              6,009        63,077       73,077     82,621        28,564        111,185     52,500     163,685  10,957
  1971              6,190        69,267       79,267     93,454        32,126        125,580     61,694     187,274  11,856
  1972              6,585        75,852       85,852    108,913        38,484        147,397     75,949     223,346  12,605
  1973              7,371        83,223       93,223     93,151        32,729        125,880     71,868     197,748  13,123
  1974              8,196        91,419      101,419     68,448        22,864         91,312     57,376     148,688  14,124
  1975              9,139       100,557      110,557     91,498        30,474        121,972     85,413     207,385  14,781
  1976              9,666       110,223      120,223    115,461        37,963        153,424    101,306     254,730  16,914
  1977             11,237       121,460      131,460    108,466        35,919        144,385     96,397     240,782  18,898
  1978             13,283       134,743      144,743    110,210        34,687        144,897    105,738     250,635  20,370
  1979             15,804       150,547      160,547    139,110        34,774        173,884    121,307     295,191  23,931
  1980             19,369       169,916      179,916    173,026        47,488        220,514    165,362     385,876  26,181
  1981             21,822       191,738      201,738    163,070        62,645        225,715    140,698     366,413  33,836
  1982             24,452       216,190      226,190    191,554        69,992        261,546    183,359     444,905  36,772
  1983             25,923       242,114      252,114    235,913        91,870        327,783    218,649     546,432  42,757
  1984             28,926       271,040      281,040    250,855        91,476        342,331    226,566     568,897  49,375
  1985             31,808       302,848      312,848    333,623       145,913        479,536    293,217     772,753  58,251
  1986             39,216       342,064      352,064    408,170       212,840        621,010    342,608     963,618  69,711
  1987             40,394       382,458      392,458    412,599       241,185        653,784    326,728     980,512  83,847
  1988             71,268       453,726      463,726    470,438       297,425        767,863    407,155   1,175,018  97,918
  1989             45,103       498,829      508,829    583,494       438,476      1,021,970    509,512   1,531,482 111,950
  1990             51,303       550,132      560,132    552,346       473,992      1,026,338    440,810   1,467,148 139,330
  1991             55,828       605,960      615,960    654,372       558,392      1,212,764    539,190   1,751,954 152,079
  1992             55,460       661,420      671,420    700,391       619,341      1,319,732    600,946   1,920,678 165,291
  1993             54,505       715,925      725,925    814,945       727,611      1,542,556    715,658   2,258,214 176,699
  1994             60,332       776,257      786,257    832,095       759,684      1,591,779    649,069   2,240,848 213,211
  1995             61,329       837,586      847,586  1,207,794       998,228      2,206,022    913,513   3,119,535 227,040
  1996             64,546       902,132      912,132  1,452,214     1,232,426      2,684,640  1,134,598   3,819,238 237,959
  1997             71,379       973,511      983,511  1,794,519     1,785,369      3,579,888  1,121,302   4,701,190 315,940
  1998             72,385     1,045,896    1,055,896  1,948,610     1,965,327      3,913,937  1,254,684   5,168,621 329,211
  1999             78,614     1,124,210    1,134,210  2,198,244     2,216,745      4,414,989  1,460,590   5,875,579 339,629
  June 30, 2000    41,968     1,166,478    1,176,478  1,967,841     1,991,591      3,959,432  1,345,523   5,304,955 343,585

-------------------------------------------------------------------------------
* From March 16, 1941.
Note--During 1990 all sales charges were eliminated. The above table reflects the change to a "no load" status as if it were in effect for the entire period shown. The amounts shown as dividends for periods after October 31, 1988 include interest income from the investment of amounts deposited in the distributive fund.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES June 30, 2000
--------------------------------------------------------------------------------

Assets
Investments at market quotations, common stocks
 (identified cost $306,891,167)..................................  $361,856,666
Cash.............................................................     5,285,362
Subscriptions receivable.........................................       134,567
Receivable for accrued dividends.................................       490,652
                                                                   ------------
      Total assets...............................................   367,767,247
                                                                   ------------
Liabilities
Distribution payable.............................................       641,045
Payable for participations redeemed..............................       542,822
Accrued expenses.................................................       125,844
                                                                   ------------
      Total liabilities..........................................     1,309,711
                                                                   ------------

Net Assets
Balance applicable to 23,738,885 participations outstanding (Note
 6)..............................................................  $366,457,536
                                                                   ============

Computation of public offering price:
 Net asset value, offering and redemption price per participation
  (net assets divided by participations outstanding).............  $      15.44
                                                                   ============

The accompanying notes form an integral part of these financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS June 30, 2000
--------------------------------------------------------------------------------

                                            Number of                 Market
                Securities                   Shares       Cost        Value
------------------------------------------- --------- ------------ ------------
Consumer Products: (11.6%)
Eastman Kodak Co. .........................  260,300  $ 19,118,546 $ 15,487,850
Fortune Brands, Inc. ......................  260,300     8,645,436    6,003,169
Gallaher Group PLC.........................  260,300     4,868,359    5,580,181
Proctor & Gamble Co. ......................  260,300    18,803,926   14,902,175
                                                      ------------ ------------
                                                        51,436,267   41,973,375
                                                      ------------ ------------
Oil International: (18.3%)
Chevron Corp. .............................  260,300    17,816,346   22,076,694
Exxon Mobil Corp. .........................  562,200    30,169,748   44,132,700
                                                      ------------ ------------
                                                        47,986,094   66,209,394
                                                      ------------ ------------
Chemical & Fertilizers: (6.7%)
DuPont (E.I.) de Nemours & Co. ............  260,300    14,638,099   11,388,125
Union Carbide Corp. .......................  260,300    11,916,627   12,884,850
                                                      ------------ ------------
                                                        26,554,726   24,272,975
                                                      ------------ ------------
Electrical Equipment: (11.7%)
General Electric Co. ......................  796,100    16,383,885   42,193,300
                                                      ------------ ------------
                                                        16,383,885   42,193,300
                                                      ------------ ------------
Broadcasting: (4.9%)
Viacom Inc. Class B*.......................  260,300     5,722,301   17,749,206
                                                      ------------ ------------
                                                         5,722,301   17,749,206
                                                      ------------ ------------
Retailing: (3.1%)
Sears, Roebuck & Co. ......................  260,300    12,614,281    8,492,288
Venator Group, Inc.*.......................  260,300     5,135,015    2,668,075
                                                      ------------ ------------
                                                        17,749,296   11,160,363
                                                      ------------ ------------
Utilities: (6.3%)
Consolidated Edison Co. NY.................  260,300     8,662,589    7,711,388
PG & E.....................................  260,300     6,801,746    6,409,888
Ameren Corp. ..............................  260,300    10,348,209    8,785,125
                                                      ------------ ------------
                                                        25,812,544   22,906,401
                                                      ------------ ------------
Railroads: (6.8%)
Burlington Northern Santa Fe...............  648,042    19,260,751   14,864,462
Union Pac Corp. ...........................  260,300    15,003,592    9,679,906
                                                      ------------ ------------
                                                        34,264,343   24,544,368
                                                      ------------ ------------
Energy: (11.3%)
Columbia Energy Group......................  448,550    17,102,456   29,436,094
Union Pacific Res Group Inc. ..............  219,067     5,484,798    4,819,474
USX Marathon Group.........................  260,300     6,985,009    6,523,769
                                                      ------------ ------------
                                                        29,572,263   40,779,337
                                                      ------------ ------------
Misc. Industrial: (5.1%)
Honeywell International....................  260,300    10,671,711    8,768,856
Praxair Inc. ..............................  260,300    11,941,409    9,744,981
                                                      ------------ ------------
                                                        22,613,120   18,513,837
                                                      ------------ ------------
Communications: (7.3%)
AT&T Corp. ................................  419,200    12,143,743   13,257,200
Lucent Technologies, Inc. .................  222,120     5,428,368   13,160,610
                                                      ------------ ------------
                                                        17,572,111   26,417,810
                                                      ------------ ------------
Financial: (6.9%)
CitiGroup Inc. ............................  417,200    11,224,217   25,136,300
                                                      ------------ ------------
                                                        11,224,217   25,136,300
                                                      ------------ ------------
Total Investments (100.00%)................           $306,891,167 $361,856,666
                                                      ------------ ------------

* Non Income producing

The accompanying notes form an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS Six Months Ended June 30, 2000
--------------------------------------------------------------------------------


Investment income:
 Income:
  Dividends (net of $27,677 tax expense)......................... $  4,189,411
  Interest.......................................................       40,723
                                                                  ------------
   Total income..................................................    4,230,134
                                                                  ------------
Expenses:
 Sponsor's administrative fee (Note 4)...........................      793,894
 Professional fees...............................................       47,253
 Trustee's fee (Note 4)..........................................        5,833
 Custody fees and other services (Note 4)........................       99,286
 Transfer agent fees.............................................      226,989
 Printing, mailing and sundry....................................       48,049
 Registration and filing fees....................................       20,417
                                                                  ------------
   Total expenses................................................    1,241,721
                                                                  ------------
   Net investment income.........................................    2,988,413
                                                                  ------------
Realized and unrealized gain/(loss) on investments:
 Net realized gain from securities transactions..................   21,422,606
 Unrealized depreciation of investments for the period...........  (67,895,280)
                                                                  ------------
   Net loss on investments.......................................  (46,472,674)
                                                                  ------------
   Net decrease in net assets from operations.................... $(43,484,261)
                                                                  ============

The accompanying notes form an integral part of these financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 Six Months Ended  Year Ended
                                                     June 30,     December 31,
                                                       2000           1999
                                                 ---------------- ------------
Income and Distributable Fund:
  Additions:
   Net investment income........................   $  2,988,413   $  6,656,513
   Realized gains from sale of securities,
    other than sale of stock units..............        984,674      4,133,398
                                                   ------------   ------------
                                                      3,973,087     10,789,911
                                                   ------------   ------------
  Deductions:
   Paid on account of participations redeemed...        302,520        414,733
   Semi-annual distributions (Note 3(a))
      Paid in cash..............................        578,342      1,392,270
      Reinvested, below.........................      3,240,086      9,067,257
                                                   ------------   ------------
                                                      4,120,948     10,874,260
                                                   ------------   ------------
   Net change in income and distributable fund..       (147,861)       (84,349)
                                                   ------------   ------------
Principal Account:
  Additions:
   Payments received on sale of participations..     23,108,178     40,626,909
   Semi-annual distributions reinvested, above..      3,240,086      9,067,257
   Realized gains on sale of stock units........     20,437,932     31,967,826
   Unrealized appreciation (depreciation) of
    investments.................................    (67,895,280)    16,587,948
                                                   ------------   ------------
                                                    (21,109,084)    98,249,940
                                                   ------------   ------------
  Deductions:
   Paid on account of participations redeemed...     76,218,665    118,815,387
   Semi-annual distributions of principal (Note
    3(b)).......................................         62,289        549,286
                                                   ------------   ------------
                                                     76,280,954    119,364,673
                                                   ------------   ------------
   Net change in principal account..............    (97,390,038)   (21,114,733)
                                                   ------------   ------------
Net assets at beginning of period:
Income and distributable fund...................        512,667        597,016
Principal account...............................    463,482,768    484,597,501
                                                   ------------   ------------
                                                    463,995,435    485,194,517
                                                   ------------   ------------
Net assets at end of period:
Income and distributable fund...................        364,806        512,667
Principal account...............................    366,092,730    463,482,768
                                                   ------------   ------------
                                                   $366,457,536   $463,995,435
                                                   ============   ============

The accompanying notes form an integral part of these financial statements.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

Note 1. Nature of Business and Basis of Presentation
  Pilgrim Corporate Leaders Trust Fund (formerly Lexington Corporate Leaders Trust Fund) (the "Trust") is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission. The Trust commenced operations in 1941 as a series of Corporate Leaders Trust Fund which was created under a Trust Indenture dated November 18, 1935.

Note 2. Significant Accounting Policies
  The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
  (a) Valuation of securities--Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust's assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and asked prices. Short term securities with 60 days or less to maturity are valued at amortized cost.
  (b) Income taxes--No provision for Federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is a Grantor Trust and all its income is taxable to the Holders of participations.
  (c) Other--Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.
  (d) Accounting estimates--The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Note 3. Distributions
  (a) During the six months ended June 30, 2000 the distributions from net investment income were $0.12357 per participation and, from realized gains were $0.03880 per participation.
  (b) The amount shown does not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the principal account. During the six months ended June 30, 2000, the distributions from return of capital were $0.01749 per participation.
  Effective June 1, 1998 the Trust amended its Trust indenture requiring that additional shares of common stock received as a result of a stock split shall remain assets of the Trust.

Note 4. Trustee and Sponsor Fees
  State Street Bank and Trust Company (the "Trustee") receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated $105,119 for the six months ended June 30, 2000. The Trust paid an administrative fee to Lexington Management Corporation (Sponsor) equal, on an annual basis, to 0.40% of the average daily net assets of the Trust.

Note 5. Investment Transactions
  During the six months ended June 30, 2000, the proceeds of sales of investment securities, other than short-term obligations, were $51,757,835. Purchases of securities during the period were $7,080,181.
  The cost of investment securities as well as realized security gains and losses are based on the identified cost basis. The cost of investments for Federal income taxes is the same as that reported in the Trust's financial statements.
  As of June 30, 2000, net unrealized appreciation of portfolio securities was $54,965,499, comprised of unrealized appreciation of $92,831,085 and unrealized depreciation of $37,865,586.

Note 6. Source of Net Assets
  As of June 30, 2000, the Trust's net assets were comprised of the following amounts:

  Net amounts paid in and reinvested by holders net of
   terminations and return of capital payments.................... $156,006,182
  Cumulative amount of non-distributable realized gains retained in principal account...........................................  155,121,049
  Unrealized appreciation in value of securities..................   54,965,499
                                                                   ------------
  Principal account...............................................  366,092,730
  Income and distributable fund...................................      364,806
                                                                   ------------
   Total net assets............................................... $366,457,536
                                                                   ============

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                                       9

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS-(Continued)
-------------------------------------------------------------------------------


Note 7. Participations Issued and Redeemed
  During the periods indicated, participations were issued and redeemed as follows:

                                                 Number of Participations
                                            ----------------------------------
                                            Six Months Ended    Year Ended
                                             June 30, 2000   December 31, 1999
                                            ---------------- -----------------
Issued on payments from holders............     1,423,467        2,391,797
Issued on reinvestment of dividends and
 distributions.............................       232,551          724,515
Redeemed...................................    (4,735,926)      (7,202,045)
                                               ----------       ----------
  Net (decrease)...........................    (3,079,908)      (4,085,733)
                                               ==========       ==========

Note 8. Subsequent Events
Effective on July 26, 2000, Lexington Global Asset Managers, Inc., the parent of Lexington Management Corporation, Inc. was acquired by ReliaStar Financial Corp. ("ReliaStar"). In conjunction with the acquisition and following approval by the Trustee, Pilgrim Investments, Inc., an indirect, wholly owned subsidiary of ReliaStar, was appointed to the role of Sponsor to the Trust effective July 26, 2000 and the Trust changed its name to Pilgrim Corporate Leaders Trust Fund.

On May 1, 2000, ReliaStar Financial Corp. (NYSE:RLR), the indirect parent company of Pilgrim Investments, Inc., entered into an agreement under which it will be acquired by ING Groep N.V. (NYSE:ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS-(Continued)
--------------------------------------------------------------------------------


Note 9. Selected Financial Information

                                                  Years Ended December 31,
                          Six Months Ended -------------------------------------------
                              June 30,      1999     1998     1997     1996     1995
                                2000       -------  -------  -------  -------  -------
Selected Data Per
Participation
outstanding throughout
the period:
----------------------
Net asset value,
 beginning of period....      $ 17.30      $ 15.70  $ 14.88  $ 16.05  $ 13.74  $ 10.51
                              -------      -------  -------  -------  -------  -------
Income from investment
 operations:
 Net investment income..         0.12         0.24     0.23     0.27     0.28     0.28
 Net realized and
  unrealized gain (loss)
  on investments........        (1.79)        1.92     1.28     3.45     2.79     3.82
                              -------      -------  -------  -------  -------  -------
Total from investment
 operations.............        (1.67)        2.16     1.51     3.72     3.07     4.10
                              -------      -------  -------  -------  -------  -------
Less distributions:
 Dividends from net
  investment income.....        (0.12)       (0.24)   (0.23)   (0.28)   (0.28)   (0.28)
 Distributions from net
  realized gains........        (0.04)       (0.15)   (0.26)   (2.60)   (0.28)   (0.03)
 Distributions from
  income and realized
  gains included in
  terminations..........        (0.01)       (0.02)   (0.02)   (0.11)   (0.02)   (0.02)
 Distributions from
  capital...............        (0.02)       (0.15)   (0.18)   (1.90)   (0.18)   (0.54)
                              -------      -------  -------  -------  -------  -------
Total distributions.....        (0.19)       (0.56)   (0.69)   (4.89)   (0.76)   (0.87)
                              -------      -------  -------  -------  -------  -------
Change in net asset
 value for the period...        (1.86)        1.60     0.82    (1.17)    2.31     3.23
                              -------      -------  -------  -------  -------  -------
Net asset value at end
 of period..............      $ 15.44      $ 17.30  $ 15.70  $ 14.88  $ 16.05  $ 13.74
                              =======      =======  =======  =======  =======  =======
Total return............        (9.71)%*     13.68%    9.94%   23.09%   22.43%   39.21%
Ratios/supplemental data
Net assets, end of
 period (000)...........      $366,457     $463,995 $485,195 $525,669 $392,295 $256,467
Ratios to average net
 asset of:
 Expenses...............         0.63%**      0.61%    0.65%    0.62%    0.63%    0.58%
 Net investment income..         1.51%**      1.41%    1.46%    1.76%    2.05%    2.57%

 *Unannualized
**Annualized

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Participation Holders of
Pilgrim Corporate Leaders Trust Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the selected financial information present fairly, in all material respects, the financial position of Pilgrim Corporate Leaders Trust Fund, (formerly Lexington Corporate Leaders Trust
Fund), (the "Trust") at June 30, 2000, the results of its operations for the six months then ended and the changes in its net assets and the selected financial information for the six months then ended and for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and selected financial information (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The selected financial information for each of the four years in the period ended December 31, 1998, were audited by other independent accountants whose report dated January 7, 1999 was unqualified.

PricewaterhouseCoopers LLP
New York, New York
July 13, 2000, except as to Note 8,
which is as of July 26, 2000.

-------------------------------------------------------------------------------

PILGRIM CORPORATE LEADERS
TRUST FUND

Trustee
State Street Bank and                    All Shareholder requests for
Trust Company                            services of any kind should be sent
225 Franklin Street                      to:
Boston, Massachusetts 02110

Auditors                                 Transfer Agent
PricewaterhouseCoopers LLP               Lexington Funds
1177 Avenue of the Americas              c/o DST Systems, Inc.
New York, New York 10036                 P.O. Box 219368
                                         Kansas City, Missouri 64121-6368

Sponsor                                  Or call toll free Service and Sales:
Pilgrim Investments, Inc.                1-800-526-0056
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004-4408

This report has been prepared for the information of the Participation Holders of Pilgrim Corporate Leaders Trust Fund and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX268-SAR6/00